             Oppenheimer Strategic Income Fund
        Supplement dated September 30, 2004, to the
             Prospectus dated November 21, 2003

This  supplement  amends the  Prospectus  dated November 21,
2003,  and is in  addition to the  supplement  dated July 6,
2004.  The  Prospectus  supplement  dated January 6, 2004 is replaced with this supplement.

1.   The  following  two  paragraphs  are  added  after  the
section titled "Portfolio Managers" on page 16:

      PENDING  LITIGATION.  Six law suits have been filed
      as putative  derivative  and class actions  against
      the  Fund's  investment  Manager,  Distributor  and
      Transfer  Agent,  some  of  the  Oppenheimer  funds
      including  the Fund and  Directors  or  Trustees of
      some  of  those  funds,  excluding  the  Fund.  The
      complaints   allege   that  the   Manager   charged
      excessive  fees for  distribution  and other costs,
      improperly  used assets of the funds in the form of
      directed  brokerage  commissions  and 12b-1 fees to
      pay brokers to promote sales of Oppenheimer  funds,
      and  failed to  properly  disclose  the use of fund
      assets to make those  payments in  violation of the
      Investment Company Act and the Investment  Advisers
      Act of 1940. The complaints  further allege that by
      permitting  and/or  participating in those actions,
      the defendant  Directors  breached their  fiduciary
      duties to fund  shareholders  under the  Investment
      Company  Act and at  common  law.  Those  law suits
      were filed on August 31,  2004,  September 3, 2004,
      September 14, 2004,  September 14, 2004,  September
      21, 2004 and September 22, 2004,  respectively,  in
      the U. S. District Court for the Southern  District
      of  New  York.  The  complaints  seek   unspecified
      compensatory  and punitive  damages,  rescission of
      the  funds'  investment  advisory  agreements,   an
      accounting  of  all  fees  paid,  and an  award  of
      attorneys' fees and litigation expenses.

      The Manager and the Distributor  believe the claims
      asserted  in these law suits to be  without  merit,
      and  intend to defend  the  suits  vigorously.  The
      Manager and the  Distributor  do not  believe  that
      the  pending  actions are likely to have a material
      adverse  affect on the Fund or on their  ability to
      perform  their  respective  investment  advisory or
      distribution agreements with the Fund.

2.   Effective  with the Fund's next dividend  payment,  the
dividend will  fluctuate  with the amount of net  investment income earned by the Fund.  The Fund will no longer  attempt to pay  dividends  on Class A shares  at a  constant  level.
Therefore,   effective   December  24,  2003,   the  section
entitled  "DIVIDENDS" under the caption "Dividends,  Capital
Gains and Taxes" on page 34 is deleted in its  entirety  and replaced with the following:

      DIVIDENDS.  The Fund intends to declare  dividends
      separately  for  each  class  of  shares  from net
      investment  income on each  regular  business  day
      and  to  pay  those   dividends  to   shareholders
      monthly  on  a  date  selected  by  the  Board  of
      Trustees.  The amount of those  dividends may vary
      over time,  depending  on market  conditions,  the
      composition   of   the   Fund's   portfolio,   and
      expenses   borne  by  the   particular   class  of
      shares.  Daily  dividends  will not be declared or
      paid  on  newly-purchased   shares  until  Federal
      Funds   are   available   to  the  Fund  from  the
      purchase  payment  for the shares.  Dividends  and
      distributions  paid on Class A and  Class Y shares
      will   generally  be  higher  than  dividends  for
      Class  B,  Class  C  and  Class  N  shares,  which
      normally  have  higher  expenses  than Class A and
      Class Y. The Fund has no fixed  dividend  rate and
      cannot  guarantee  that it will pay any  dividends
      or distributions.

September 30, 2004                          PS0230.030